UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2023

LEO HOLDINGS CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39865	98-1574497
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Albany Financial Center South Ocean Blvd Suite #507 P.O. Box SP-63158 New Providence, Nassau, The Bahamas	N/A
(Address of principal executive offices)	(Zip Code)

(310) 800 1000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fourth of one redeemable warrant	LHC.U	The New York Stock Exchange
Class A Ordinary Shares	LHC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 27, 2023, Leo Holdings Corp. II (“Leo”) filed a definitive proxy statement (the “Extension Proxy Statement”) for an extraordinary general meeting of its shareholders to be held on October 11, 2023, to consider and act, among other things, upon a proposal to extend the date (the “Termination Date”) by which Leo must complete an initial business combination to November 12, 2023 (the “Charter Extension Date”) and to allow Leo, without the need for another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis, for up to eleven times, by an additional one month each time, after the Charter Extension Date, by resolution of Leo’s board of directors, if requested by Leo Investors II Limited Partnership, a Cayman Islands exempted limited partnership. The Extension Proxy Statement was mailed to Leo shareholders of record as of September 19, 2023. Shareholders may obtain a copy of the Extension Proxy Statement at the SEC’s website (www.sec.gov).

As set forth in the Extension Proxy Statement, the deadline by which Leo public shareholders had to complete the procedures for electing to redeem their Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), was 5:00 p.m., Eastern Time, on October 9, 2023 (“Redemption Deadline”). The initial number of Ordinary Shares tendered for redemption prior to the Redemption Deadline was 586,767. The deadline for shareholders to withdraw previously submitted redemption requests is Wednesday, October 11, 2023, prior to 10:00 a.m., Eastern Time, subject to approval by the board of directors of Leo.

Shareholders may make such request by contacting our transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail: mzimkind@continentalstock.com).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2023

LEO HOLDINGS CORP. II

By:	/s/ Lyndon Lea
Name:	Lyndon Lea
Title:	Chief Executive Officer

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